NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Gas Gathering and Compression Agreement dated January 1, 2008 made between, by or among Terra Energy Corp. and Park Place Energy Inc. as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

Terra Energy Corp.

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8
(covering as delivered from 7-8-81-17 W6M to 9-28-81-17 W6M)

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 80 & 81 Rge. 17 & 18 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Farmout, Participation and Option Agreement dated October 12, 2006 made between, by or among Terra Energy Corp., Regal Energy Ltd., Patch Energy Inc. and Park Place Energy Inc. as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

Terra Energy Corp.

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 80 Rge. 17 W6M: Sec. 33

Twp. 80 Rge. 18 W6M: Sec. 25, 36

Twp. 81 Rge. 17 W6M: Sec. 5,7,8

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Construction, Ownership and Operating Agreement dated January 1, 2008 made between, by or among Terra Energy Corp., Regal Energy Ltd., and Park Place Energy Corp. as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

Terra Energy Corp.

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8
(covering Pipeline from 7-8-81-17 W6M to 9-28-81-17 W6M)

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Purchase Contract # 81016194 dated October 23, 2008 between BP Canada Energy Resources Company and Park Place Energy (Canada) Inc. (Propane) as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

BP Canada Energy Resources Company

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

  WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain GAS EDI Contract dated March 1, 2008 between BP Canada Energy Resources Company and Park Place Energy (Canada) Inc. (Natural Gas) as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

BP Canada Energy Resources Company

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Lease Purchase Contract dated February 2, 2009 between BP Canada Energy Company Ltd. and Park Place Energy Corp. (Crude Oil) as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

BP Canada Energy Resources Company

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009

NOTICE OF ASSIGNMENT

Twp. 81 Rge. 17 W6M

(for reference only: general land description)

WHEREAS, by agreement ("Transfer Agreement") dated September 16, 2009, PARK PLACE ENERGY INC., as Assignor, transferred and conveyed effective September 1, 2009 ("Transfer Date") an interest in property as more fully described below to NOVUS ENERGY INC., as Assignee; and

WHEREAS, Assignor and one or more parties ("Third Party") are subject to and bound by that certain Purchase Contract # 81016195 dated October 23, 2008 between BP Canada Energy Resources Company and Park Place Energy (Canada) Inc. (Butane)

as may have been amended, affecting the land or property therein described ("Master Agreement"); and

WHEREAS, in accordance with the terms and provisions of the Master Agreement, Assignor and Assignee intend to serve notice to current Third Party to the Master Agreement of the transfer and conveyance as described in the Transfer Agreement.

NOW, THEREFORE, THIS NOTICE OF ASSIGNMENT WITNESSES THAT in consideration of the mutual advantages and benefits accruing to the parties hereto, notice is hereby given, as follows:

1. Assignor (specify proportions if more than one Assignor):

PARK PLACE ENERGY INC.

2. Assignee (specify proportions if more than one Assignee and include address for service of notice pursuant to Master Agreement):

NOVUS ENERGY INC.
310, 333 - 5th Avenue S.W.
Calgary, Alberta
T2P 3B6

3. Current Third Party to Master Agreement:

BP Canada Energy Resources Company

4. Assigned Interest: (Check A or B below):

X A. Transfer Agreement covers 100% of Assignor's entire undivided right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"); OR

B. Transfer Agreement covers a portion of Assignor's right, title and interest in the Master Agreement but shall not include rights of the Assignor as operator ("Assigned Interest"): In the event Alternative B is checked, the following is the legal description of all lands and interests transferred and conveyed in the Transfer Agreement (attach Schedule if more space is needed):

Legal Description:

Twp. 81 Rge. 17 W6M: Sec. 8

5. Subject to Clause 7 of this Notice of Assignment, Assignor and Assignee, in accordance with the terms of the Transfer Agreement, acknowledge that:

(i) Assignor has transferred and conveyed the Assigned Interest to the Assignee as of the Transfer Date; and

(ii) Assignee agrees to replace Assignor, on and after the Transfer Date, as a party to the Master Agreement with respect to the Assigned Interest; and

(iii) Assignee agrees to be bound by and observe all terms, obligations and provisions in the Master Agreement with respect to the Assigned Interest on and after the Transfer Date.

6. Subject to the terms and provisions of the Transfer Agreement, Assignee on and after the Transfer Date:

(i) discharges and releases Assignor from the observance and performance of all terms and covenants in the Master Agreement and any obligations and liabilities which arise or occur under the Master Agreement with respect to the Assigned Interest; and

(ii) does not release and discharge Assignor from any obligation or liability which had arisen or accrued prior to the Transfer Date or which does not relate to the Assigned Interest.

7. Assignee and Assignor agree that in all matters relating to the Master Agreement with respect to the Assigned Interest, subsequent to the Transfer Date and prior to the Binding Date, Assignor acts as trustee for and duly authorized agent of Assignee, and Assignee, for the benefit of the Third Party, ratifies, adopts and confirms all acts or omissions of Assignor in such capacity as trustee and agent.

8. This Notice of Assignment shall become binding on all parties to the Master Agreement on the first day of the second calendar month following the month this notice is served on Third Party in accordance with the terms of the Master Agreement ("Binding Date"). In addition, Assignor and Assignee agree that they shall be solely responsible for any adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to the Binding Date.

9. Assignor represents and certifies that this Notice of Assignment and its service are in compliance with all the terms and provisions of the Master Agreement.

IN WITNESS WHEREOF this Notice of Assignment has been duly executed by Assignor and Assignee on the date indicated for each below:

PARK PLACE ENERGY INC.	NOVUS ENERGY INC.
/s/ signed	/s/signed
DATE: October 30, 2009	DATE: October 30, 2009